Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Commitments and Contingencies Disclosure [Abstract]
2015	$ 6,365	39,493
2016	5,606	34,785
2017	232	1,437
2018	212	1,317
2019	0	0
Total future minimum lease payments under non-cancellable leases	$ 12,415	77,032